RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2017

Investors:
RenaissanceRe Holdings Ltd.
Aditya Dutt
Senior Vice President and Treasurer
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Statements of Operations
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Segment Underwriting Results	6
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	7

Balance Sheets
a.	Summary Consolidated Balance Sheets	8

Investments
a.	Investment Portfolio - Composition	9
b.	Summary of Other Investments	10
c.	Total Investment Result	11
d.	Investment Portfolio - Effective Yield and Credit Rating	12
e.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	13

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	14
b.	Paid to Incurred Analysis	15

Other Items
a.	Earnings per Share	16
b.	Equity in Earnings (Losses) of Other Ventures	17
c.	Other Income	17
d.	Ratings	18

Supplemental Information
a.	Gross Premiums Written	19
b.	Property Segment Supplemental Underwriting Results	20
c.	Lloyd's Platform Supplemental Underwriting Results	21

Comments on Regulation G		22 - 24

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 through 24 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company’s business consists of two reportable segments: (1) Property, which is comprised of catastrophe and other property reinsurance and insurance written on behalf of the Company's operating subsidiaries and certain joint ventures managed by the Company's ventures unit, and (2) Casualty and Specialty, which is comprised of casualty and specialty reinsurance and insurance written on behalf of the Company's operating subsidiaries and certain joint ventures managed by the Company's ventures unit. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, the United Kingdom, and the United States.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Highlights
Gross premiums written	$827,415	$922,090	$323,091	$430,224	$759,128	$1,749,505	$1,621,261
Net premiums written	$555,745	$544,136	$219,499	$284,222	$519,916	$1,099,881	$1,031,591
Net premiums earned	$382,265	$366,045	$351,901	$346,521	$351,402	$748,310	$705,008
Net claims and claim expenses incurred	142,587	193,081	123,901	112,575	167,750	335,668	294,355
Acquisition expenses	88,251	83,282	74,146	80,580	69,005	171,533	134,597
Operating expenses	41,766	47,283	49,948	40,493	51,073	89,049	107,308
Underwriting income	$109,661	$42,399	$103,906	$112,873	$63,574	$152,060	$168,748

Net investment income	$54,163	$54,325	$47,316	$51,423	$54,124	$108,488	$82,987
Net realized and unrealized gains (losses) on investments	58,113	43,373	(49,967)	59,870	69,772	101,486	131,425
Change in net unrealized gains on fixed maturity investments available for sale	—	—	(1,398)	(113)	(90)	—	(359)
Total investment result	$112,276	$97,698	$(4,049)	$111,180	$123,806	$209,974	$214,053

Net income available to RenaissanceRe common shareholders	$171,142	$92,352	$69,436	$146,825	$136,325	$263,494	$264,320
Operating income available to RenaissanceRe common shareholders (1)	$113,029	$48,979	$119,403	$86,955	$66,553	$162,008	$132,895

Total assets	$13,705,680	$13,319,627	$12,352,082	$12,659,531	$12,544,763	$13,705,680	$12,544,763
Total shareholders' equity attributable to RenaissanceRe	$4,955,255	$4,860,837	$4,866,577	$4,807,790	$4,703,217	$4,955,255	$4,703,217

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.24	$2.25	$1.69	$3.56	$3.22	$6.47	$6.16
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.79	$1.18	$2.92	$2.09	$1.55	$3.95	$3.06
Dividends per common share	$0.32	$0.32	$0.31	$0.31	$0.31	$0.64	$0.62
Book value per common share	$113.08	$109.37	$108.45	$107.10	$103.70	$113.08	$103.70
Tangible book value per common share (1)	$106.52	$102.82	$101.87	$100.41	$96.97	$106.52	$96.97
Tangible book value per common share plus accumulated dividends (1)	$123.88	$119.86	$118.59	$116.82	$113.07	$123.88	$113.07
Change in tangible book value per common share plus change in accumulated dividends (1)	3.9%	1.2%	1.8%	3.9%	2.8%	5.2%	5.5%

Financial ratios
Net claims and claim expense ratio - current accident year	49.1%	44.8%	60.1%	45.7%	56.1%	47.0%	46.1%
Net claims and claim expense ratio - prior accident years	(11.8)%	7.9%	(24.9)%	(13.2)%	(8.4)%	(2.1)%	(4.3)%
Net claims and claim expense ratio - calendar year	37.3%	52.7%	35.2%	32.5%	47.7%	44.9%	41.8%
Underwriting expense ratio	34.0%	35.7%	35.3%	34.9%	34.2%	34.8%	34.3%
Combined ratio	71.3%	88.4%	70.5%	67.4%	81.9%	79.7%	76.1%
Return on average common equity - annualized	15.2%	8.3%	6.3%	13.5%	12.6%	11.7%	12.2%
Operating return on average common equity - annualized (1)	10.0%	4.4%	10.8%	8.0%	6.1%	7.2%	6.1%
Total investment return - annualized	4.8%	4.1%	(0.2)%	4.9%	5.5%	4.5%	4.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Gross premiums written	$827,415	$922,090	$323,091	$430,224	$759,128
Net premiums written	$555,745	$544,136	$219,499	$284,222	$519,916
(Increase) decrease in unearned premiums	(173,480)	(178,091)	132,402	62,299	(168,514)
Net premiums earned	382,265	366,045	351,901	346,521	351,402
Net investment income	54,163	54,325	47,316	51,423	54,124
Net foreign exchange gains (losses)	3,109	8,165	(5,420)	(5,986)	(690)
Equity in earnings (losses) of other ventures	5,543	(1,507)	4,960	(11,630)	6,022
Other income	2,392	1,665	5,177	2,268	2,654
Net realized and unrealized gains (losses) on investments	58,113	43,373	(49,967)	59,870	69,772
Total revenues	505,585	472,066	353,967	442,466	483,284
Expenses
Net claims and claim expenses incurred	142,587	193,081	123,901	112,575	167,750
Acquisition expenses	88,251	83,282	74,146	80,580	69,005
Operational expenses	41,766	47,283	49,948	40,493	51,073
Corporate expenses	4,636	5,286	11,888	11,537	5,752
Interest expense	10,091	10,526	10,534	10,536	10,536
Total expenses	287,331	339,458	270,417	255,721	304,116
Income before taxes	218,254	132,608	83,550	186,745	179,168
Income tax (expense) benefit	(3,904)	(334)	7,700	1,316	(6,612)
Net income	214,350	132,274	91,250	188,061	172,556
Net income attributable to noncontrolling interests	(37,612)	(34,327)	(16,219)	(35,641)	(30,635)
Net income attributable to RenaissanceRe	176,738	97,947	75,031	152,420	141,921
Dividends on preference shares	(5,596)	(5,595)	(5,595)	(5,595)	(5,596)
Net income available to RenaissanceRe common shareholders	$171,142	$92,352	$69,436	$146,825	$136,325

Net income available to RenaissanceRe common shareholders per common share - basic	$4.25	$2.26	$1.70	$3.58	$3.23
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.24	$2.25	$1.69	$3.56	$3.22
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.79	$1.18	$2.92	$2.09	$1.55

Return on average common equity - annualized	15.2%	8.3%	6.3%	13.5%	12.6%
Operating return on average common equity - annualized (1)	10.0%	4.4%	10.8%	8.0%	6.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2017	June 30, 2016
Revenues
Gross premiums written	$1,749,505	$1,621,261
Net premiums written	$1,099,881	$1,031,591
Increase in unearned premiums	(351,571)	(326,583)
Net premiums earned	748,310	705,008
Net investment income	108,488	82,987
Net foreign exchange gains (losses)	11,274	(2,382)
Equity in earnings of other ventures	4,036	7,633
Other income	4,057	6,733
Net realized and unrealized gains (losses) on investments	101,486	131,425
Total revenues	977,651	931,404
Expenses
Net claims and claim expenses incurred	335,668	294,355
Acquisition expenses	171,533	134,597
Operational expenses	89,049	107,308
Corporate expenses	9,922	13,977
Interest expense	20,617	21,074
Total expenses	626,789	571,311
Income before taxes	350,862	360,093
Income tax expense	(4,238)	(9,356)
Net income	346,624	350,737
Net income attributable to noncontrolling interests	(71,939)	(75,226)
Net income attributable to RenaissanceRe	274,685	275,511
Dividends on preference shares	(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders	$263,494	$264,320

Net income available to RenaissanceRe common shareholders per common share - basic	$6.50	$6.20
Net income available to RenaissanceRe common shareholders per common share - diluted	$6.47	$6.16
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.95	$3.06

Return on average common equity - annualized	11.7%	12.2%
Operating return on average common equity - annualized (1)	7.2%	6.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$499,347	$328,068	$—	$827,415
Net premiums written	$336,464	$219,281	$—	$555,745
Net premiums earned	$192,198	$190,065	$2	$382,265
Net claims and claim expenses incurred	33,017	109,797	(227)	142,587
Acquisition expenses	28,500	59,752	(1)	88,251
Operational expenses	24,053	17,712	1	41,766
Underwriting income	$106,628	$2,804	$229	$109,661

Net claims and claim expenses incurred - current accident year	$56,889	$130,802	$—	$187,691
Net claims and claim expenses incurred - prior accident years	(23,872)	(21,005)	(227)	(45,104)
Net claims and claim expenses incurred - total	$33,017	$109,797	$(227)	$142,587

Net claims and claim expense ratio - current accident year	29.6%	68.8%		49.1%
Net claims and claim expense ratio - prior accident years	(12.4)%	(11.0)%		(11.8)%
Net claims and claim expense ratio - calendar year	17.2%	57.8%		37.3%
Underwriting expense ratio	27.3%	40.7%		34.0%
Combined ratio	44.5%	98.5%		71.3%

	Three months ended June 30, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$493,953	$265,175	$—	$759,128
Net premiums written	$350,593	$169,323	$—	$519,916
Net premiums earned	$191,060	$160,342	$—	$351,402
Net claims and claim expenses incurred	80,275	87,390	85	167,750
Acquisition expenses	29,389	39,616	—	69,005
Operational expenses	26,526	24,526	21	51,073
Underwriting income (loss)	$54,870	$8,810	$(106)	$63,574

Net claims and claim expenses incurred - current accident year	$93,336	$103,669	$—	$197,005
Net claims and claim expenses incurred - prior accident years	(13,061)	(16,279)	85	(29,255)
Net claims and claim expenses incurred - total	$80,275	$87,390	$85	$167,750

Net claims and claim expense ratio - current accident year	48.9%	64.7%		56.1%
Net claims and claim expense ratio - prior accident years	(6.9)%	(10.2)%		(8.4)%
Net claims and claim expense ratio - calendar year	42.0%	54.5%		47.7%
Underwriting expense ratio	29.3%	40.0%		34.2%
Combined ratio	71.3%	94.5%		81.9%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,019,876	$729,629	$—	$1,749,505
Net premiums written	$626,335	$473,546	$—	$1,099,881
Net premiums earned	$379,186	$369,124	$—	$748,310
Net claims and claim expenses incurred	71,855	264,368	(555)	335,668
Acquisition expenses	57,603	113,931	(1)	171,533
Operational expenses	51,718	37,319	12	89,049
Underwriting income (loss)	$198,010	$(46,494)	$544	$152,060

Net claims and claim expenses incurred - current accident year	$96,655	$255,111	$—	$351,766
Net claims and claim expenses incurred - prior accident years	(24,800)	9,257	(555)	(16,098)
Net claims and claim expenses incurred - total	$71,855	$264,368	$(555)	$335,668

Net claims and claim expense ratio - current accident year	25.5%	69.1%		47.0%
Net claims and claim expense ratio - prior accident years	(6.6)%	2.5%		(2.1)%
Net claims and claim expense ratio - calendar year	18.9%	71.6%		44.9%
Underwriting expense ratio	28.9%	41.0%		34.8%
Combined ratio	47.8%	112.6%		79.7%

	Six months ended June 30, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$938,912	$682,349	$—	$1,621,261
Net premiums written	$583,452	$448,139	$—	$1,031,591
Net premiums earned	$366,292	$338,716	$—	$705,008
Net claims and claim expenses incurred	102,079	192,273	3	294,355
Acquisition expenses	49,513	85,084	—	134,597
Operational expenses	55,183	52,044	81	107,308
Underwriting income (loss)	$159,517	$9,315	$(84)	$168,748

Net claims and claim expenses incurred - current accident year	$121,068	$204,146	$—	$325,214
Net claims and claim expenses incurred - prior accident years	(18,989)	(11,873)	3	(30,859)
Net claims and claim expenses incurred - total	$102,079	$192,273	$3	$294,355

Net claims and claim expense ratio - current accident year	33.1%	60.3%		46.1%
Net claims and claim expense ratio - prior accident years	(5.2)%	(3.5)%		(4.3)%
Net claims and claim expense ratio - calendar year	27.9%	56.8%		41.8%
Underwriting expense ratio	28.6%	40.4%		34.3%
Combined ratio	56.5%	97.2%		76.1%

5

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Gross premiums written	$499,347	$520,529	$52,447	$119,904	$493,953
Net premiums written	$336,464	$289,871	$50,960	$90,909	$350,593
Net premiums earned	$192,198	$186,988	$181,998	$172,661	$191,060
Net claims and claim expenses incurred	33,017	38,838	25,927	23,539	80,275
Acquisition expenses	28,500	29,103	26,418	21,663	29,389
Operational expenses	24,053	27,665	29,201	24,258	26,526
Underwriting income	$106,628	$91,382	$100,452	$103,201	$54,870

Net claims and claim expenses incurred - current accident year	$56,889	$39,766	$93,291	$42,062	$93,336
Net claims and claim expenses incurred - prior accident years	(23,872)	(928)	(67,364)	(18,523)	(13,061)
Net claims and claim expenses incurred - total	$33,017	$38,838	$25,927	$23,539	$80,275

Net claims and claim expense ratio - current accident year	29.6%	21.3%	51.3%	24.4%	48.9%
Net claims and claim expense ratio - prior accident years	(12.4)%	(0.5)%	(37.1)%	(10.8)%	(6.9)%
Net claims and claim expense ratio - calendar year	17.2%	20.8%	14.2%	13.6%	42.0%
Underwriting expense ratio	27.3%	30.3%	30.6%	26.6%	29.3%
Combined ratio	44.5%	51.1%	44.8%	40.2%	71.3%

	Three months ended
Casualty and Specialty Segment	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Gross premiums written	$328,068	$401,561	$270,644	$310,320	$265,175
Net premiums written	$219,281	$254,265	$168,396	$193,313	$169,323
Net premiums earned	$190,065	$179,059	$169,761	$173,860	$160,342
Net claims and claim expenses incurred	109,797	154,571	98,279	89,844	87,390
Acquisition expenses	59,752	54,179	47,728	58,917	39,616
Operational expenses	17,712	19,607	20,723	16,217	24,526
Underwriting income (loss)	$2,804	$(49,298)	$3,031	$8,882	$8,810

Net claims and claim expenses incurred - current accident year	$130,802	$124,309	$118,092	$116,298	$103,669
Net claims and claim expenses incurred - prior accident years	(21,005)	30,262	(19,813)	(26,454)	(16,279)
Net claims and claim expenses incurred - total	$109,797	$154,571	$98,279	$89,844	$87,390

Net claims and claim expense ratio - current accident year	68.8%	69.4%	69.6%	66.9%	64.7%
Net claims and claim expense ratio - prior accident years	(11.0)%	16.9%	(11.7)%	(15.2)%	(10.2)%
Net claims and claim expense ratio - calendar year	57.8%	86.3%	57.9%	51.7%	54.5%
Underwriting expense ratio	40.7%	41.2%	40.3%	43.2%	40.0%
Combined ratio	98.5%	127.5%	98.2%	94.9%	94.5%

6

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Revenues
Gross premiums written	$132,009	$116,680	$(731)	$14,537	$146,519	$248,689	$261,022
Net premiums written	$116,523	$98,695	$(580)	$8,932	$133,513	$215,218	$222,019
(Increase) decrease in unearned premiums	(56,246)	(42,492)	59,119	48,490	(70,095)	(98,738)	(100,201)
Net premiums earned	60,277	56,203	58,539	57,422	63,418	116,480	121,818
Net investment income	8,065	7,756	7,597	7,213	7,162	15,821	14,031
Net foreign exchange gains (losses)	224	348	(197)	(474)	594	572	1,001
Other income (loss)	679	1	—	—	(86)	680	(86)
Net realized and unrealized gains (losses) on investments	2,207	2,061	(17,510)	1,338	11,004	4,268	26,243
Total revenues	71,452	66,369	48,429	65,499	82,092	137,821	163,007
Expenses
Net claims and claim expenses incurred	(2,233)	807	650	(164)	23,231	(1,426)	22,713
Acquisition expenses	17,525	15,892	16,967	16,223	12,916	33,417	29,012
Operational and corporate expenses	6,976	6,579	6,804	6,688	6,786	13,555	13,646
Interest expense	1,858	1,858	1,859	1,859	1,859	3,716	3,717
Total expenses	24,126	25,136	26,280	24,606	44,792	49,262	69,088
Income before taxes	47,326	41,233	22,149	40,893	37,300	88,559	93,919
Income tax expense	(273)	(23)	(111)	(444)	(84)	(296)	(175)
Net income available to DaVinciRe common shareholders	$47,053	$41,210	$22,038	$40,449	$37,216	$88,263	$93,744

Net claims and claim expenses incurred - current accident year	$10,500	$5,899	$24,310	$4,435	$30,095	$16,399	$33,641
Net claims and claim expenses incurred - prior accident years	(12,733)	(5,092)	(23,660)	(4,599)	(6,864)	(17,825)	(10,928)
Net claims and claim expenses incurred - total	$(2,233)	$807	$650	$(164)	$23,231	$(1,426)	$22,713

Net claims and claim expense ratio - current accident year	17.4%	10.5%	41.5%	7.7%	47.5%	14.1%	27.6%
Net claims and claim expense ratio - prior accident years	(21.1)%	(9.1)%	(40.4)%	(8.0)%	(10.9)%	(15.3)%	(9.0)%
Net claims and claim expense ratio - calendar year	(3.7)%	1.4%	1.1%	(0.3)%	36.6%	(1.2)%	18.6%
Underwriting expense ratio	40.6%	40.0%	40.6%	39.9%	31.1%	40.3%	35.1%
Combined ratio	36.9%	41.4%	41.7%	39.6%	67.7%	39.1%	53.7%

7

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Fixed maturity investments trading, at fair value	$7,282,264	$7,259,851	$6,891,244	$7,088,419	$7,073,129
Fixed maturity investments available for sale, at fair value	—	—	—	11,721	12,434
Total fixed maturity investments, at fair value	7,282,264	7,259,851	6,891,244	7,100,140	7,085,563
Short term investments, at fair value	1,070,950	1,199,797	1,368,379	1,136,660	1,000,206
Equity investments trading, at fair value	393,405	388,424	383,313	345,565	301,298
Other investments, at fair value	561,212	514,667	549,805	511,621	489,702
Investments in other ventures, under equity method	101,077	97,131	124,227	120,569	133,448
Total investments	9,408,908	9,459,870	9,316,968	9,214,555	9,010,217
Cash and cash equivalents	623,150	454,087	421,157	493,330	455,521
Premiums receivable	1,533,833	1,283,275	987,323	1,181,331	1,332,667
Prepaid reinsurance premiums	705,322	628,091	441,260	511,421	533,092
Reinsurance recoverable	370,586	325,819	279,564	240,769	222,006
Accrued investment income	40,118	40,547	38,076	37,245	37,900
Deferred acquisition costs	430,106	388,681	335,325	351,841	331,152
Receivable for investments sold	170,411	316,948	105,841	193,071	203,165
Other assets	176,816	173,984	175,382	181,290	160,873
Goodwill and other intangibles	246,430	248,325	251,186	254,678	258,170
Total assets	$13,705,680	$13,319,627	$12,352,082	$12,659,531	$12,544,763
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,989,806	$2,934,688	$2,848,294	$2,861,099	$2,844,243
Unearned premiums	1,847,206	1,596,495	1,231,573	1,434,136	1,518,106
Debt	988,866	945,701	948,663	951,620	954,577
Reinsurance balances payable	1,052,494	972,266	673,983	774,660	753,699
Payable for investments purchased	407,312	604,613	305,714	437,826	432,926
Other liabilities	222,658	217,036	301,684	227,847	215,592
Total liabilities	7,508,342	7,270,799	6,309,911	6,687,188	6,719,143
Redeemable noncontrolling interest	1,242,083	1,187,991	1,175,594	1,164,553	1,122,403
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,282	40,785	41,187	41,156	41,496
Additional paid-in capital	67,583	131,173	216,558	213,053	242,561
Accumulated other comprehensive (loss) income	(139)	(358)	1,133	2,621	2,337
Retained earnings	4,447,529	4,289,237	4,207,699	4,150,960	4,016,823
Total shareholders' equity attributable to RenaissanceRe	4,955,255	4,860,837	4,866,577	4,807,790	4,703,217
Total liabilities, noncontrolling interests and shareholders' equity	$13,705,680	$13,319,627	$12,352,082	$12,659,531	$12,544,763

Book value per common share	$113.08	$109.37	$108.45	$107.10	$103.70

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
U.S. treasuries	$2,826,681	30.0%	$2,635,800	27.9%	$2,617,894	28.1%	$2,564,635	27.9%	$2,660,051	29.5%
Agencies	83,343	0.9%	86,373	0.9%	90,972	1.0%	120,761	1.3%	126,549	1.4%
Municipal	518,912	5.5%	506,109	5.4%	519,069	5.6%	550,062	6.0%	561,456	6.2%
Non-U.S. government (Sovereign debt)	173,667	1.8%	341,725	3.6%	333,224	3.6%	313,560	3.4%	313,699	3.5%
Non-U.S. government-backed corporate	74,620	0.8%	118,092	1.2%	133,300	1.4%	129,423	1.4%	157,606	1.7%
Corporate	2,186,040	23.2%	2,205,442	23.4%	1,877,243	20.2%	1,916,092	20.8%	1,840,407	20.5%
Agency mortgage-backed	567,560	6.0%	505,829	5.3%	462,493	5.0%	521,987	5.7%	513,666	5.7%
Non-agency mortgage-backed	275,268	3.0%	270,983	2.9%	258,944	2.7%	283,333	3.0%	258,507	2.8%
Commercial mortgage-backed	384,610	4.1%	382,874	4.0%	409,747	4.4%	492,311	5.3%	503,475	5.6%
Asset-backed	191,563	2.0%	206,624	2.1%	188,358	2.0%	207,976	2.2%	150,147	1.7%
Total fixed maturity investments, at fair value	7,282,264	77.3%	7,259,851	76.7%	6,891,244	74.0%	7,100,140	77.0%	7,085,563	78.6%
Short term investments, at fair value	1,070,950	11.4%	1,199,797	12.7%	1,368,379	14.7%	1,136,660	12.4%	1,000,206	11.1%
Equity investments trading, at fair value	393,405	4.2%	388,424	4.1%	383,313	4.1%	345,565	3.8%	301,298	3.4%
Other investments, at fair value	561,212	6.0%	514,667	5.4%	549,805	5.9%	511,621	5.5%	489,702	5.4%
Total managed investment portfolio	9,307,831	98.9%	9,362,739	98.9%	9,192,741	98.7%	9,093,986	98.7%	8,876,769	98.5%
Investments in other ventures, under equity method	101,077	1.1%	97,131	1.1%	124,227	1.3%	120,569	1.3%	133,448	1.5%
Total investments	$9,408,908	100.0%	$9,459,870	100.0%	$9,316,968	100.0%	$9,214,555	100.0%	$9,010,217	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$849,306	11.7%	$1,043,008	14.4%	$1,043,738	15.2%	$1,133,053	16.0%	$1,006,357	14.2%
AA	4,056,958	55.7%	3,832,632	52.8%	3,768,485	54.7%	3,830,792	54.0%	4,018,887	56.7%
A	743,633	10.2%	727,568	10.0%	644,150	9.3%	684,455	9.6%	669,716	9.5%
BBB	578,823	7.9%	598,997	8.3%	567,672	8.2%	542,674	7.6%	527,498	7.5%
Non-investment grade and not rated	1,053,544	14.5%	1,057,646	14.5%	867,199	12.6%	909,166	12.8%	863,105	12.1%
Total fixed maturity investments, at fair value	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$427,683	5.9%	$514,037	7.1%	$483,642	7.0%	$280,850	4.0%	$266,356	3.8%
Due after one through five years	4,111,191	56.5%	4,004,237	55.2%	3,900,915	56.6%	4,102,622	57.8%	4,163,134	58.8%
Due after five through ten years	1,153,811	15.8%	1,182,697	16.3%	1,028,249	14.9%	1,044,737	14.7%	1,049,939	14.8%
Due after ten years	170,578	2.3%	192,570	2.6%	158,896	2.3%	166,324	2.3%	180,339	2.5%
Mortgage-backed securities	1,227,438	16.9%	1,159,686	16.0%	1,131,184	16.4%	1,297,631	18.3%	1,275,648	18.0%
Asset-backed securities	191,563	2.6%	206,624	2.8%	188,358	2.8%	207,976	2.9%	150,147	2.1%
Total fixed maturity investments, at fair value	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.3%		2.3%		2.1%		1.8%		1.8%
Average duration of fixed maturities and short term investments	2.6		2.6		2.4		2.3		2.2

9

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Type of Investment
Catastrophe bonds	$348,353	$298,564	$335,209	$298,408	$275,553
Private equity partnerships	194,331	192,975	191,061	192,217	190,316
Senior secured bank loan fund	17,321	21,748	22,040	19,440	22,212
Hedge funds	1,207	1,380	1,495	1,556	1,621
Total other investments, at fair value	$561,212	$514,667	$549,805	$511,621	$489,702

Type of Investment
Catastrophe bonds	62.1%	58.0%	61.0%	58.3%	56.3%
Private equity partnerships	34.6%	37.5%	34.7%	37.6%	38.9%
Senior secured bank loan fund	3.1%	4.2%	4.0%	3.8%	4.5%
Hedge funds	0.2%	0.3%	0.3%	0.3%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Fixed maturity investments	$44,356	$43,419	$38,605	$39,959	$46,091	$87,775	$82,097
Short term investments	2,981	1,724	1,726	1,174	1,227	4,705	2,227
Equity investments trading	889	811	910	797	865	1,700	2,528
Other investments
Private equity investments	6,611	7,802	6,585	4,572	4,356	14,413	(5,002)
Other	2,899	4,072	3,072	8,765	5,035	6,971	8,344
Cash and cash equivalents	295	189	204	246	209	484	338
	58,031	58,017	51,102	55,513	57,783	116,048	90,532
Investment expenses	(3,868)	(3,692)	(3,786)	(4,090)	(3,659)	(7,560)	(7,545)
Net investment income	54,163	54,325	47,316	51,423	54,124	108,488	82,987

Gross realized gains	15,249	11,461	11,945	20,383	22,661	26,710	40,411
Gross realized losses	(7,243)	(16,533)	(12,483)	(3,363)	(7,804)	(23,776)	(22,469)
Net realized gains (losses) on fixed maturity investments	8,006	(5,072)	(538)	17,020	14,857	2,934	17,942
Net unrealized gains (losses) on fixed maturity investments trading	18,760	24,635	(98,547)	(4,235)	44,271	43,395	129,736
Net realized and unrealized (losses) gains on investments-related derivatives	(268)	(56)	11,459	1,727	(9,151)	(324)	(28,600)
Net realized gains on equity investments trading	15,146	20,915	152	127	14,729	36,061	13,911
Net unrealized gains (losses) on equity investments trading	16,469	2,951	37,507	45,231	5,066	19,420	(1,564)
Net realized and unrealized gains (losses) on investments	58,113	43,373	(49,967)	59,870	69,772	101,486	131,425
Change in net unrealized gains on fixed maturity investments available for sale	—	—	(1,398)	(113)	(90)	—	(359)
Total investment result	$112,276	$97,698	$(4,049)	$111,180	$123,806	$209,974	$214,053

Total investment return - annualized	4.8%	4.1%	(0.2)%	4.9%	5.5%	4.5%	4.7%

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2017	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,070,950	$1,070,950	11.4%	1.1%	$1,036,039	$28,664	$2,364	$1,451	$1,434	$998
		100.0%			96.7%	2.7%	0.2%	0.2%	0.1%	0.1%
Fixed maturity investments
U.S. treasuries	2,835,717	2,826,681	30.0%	1.5%	—	2,826,681	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	20,513	20,405	0.2%	1.7%	—	20,405	—	—	—	—
Other agencies	63,238	62,938	0.7%	2.1%	—	62,938	—	—	—	—
Total agencies	83,751	83,343	0.9%	2.0%	—	83,343	—	—	—	—
Municipal	513,469	518,912	5.5%	1.9%	108,813	266,016	107,761	36,322	—	—
Non-U.S. government (Sovereign debt)	173,224	173,667	1.8%	1.7%	146,156	16,318	10,892	301	—	—
Non-U.S. government-backed corporate	74,688	74,620	0.8%	1.8%	29,099	42,669	1,501	1,351	—	—
Corporate	2,166,672	2,186,040	23.2%	3.6%	50,205	171,009	613,507	524,767	793,263	33,289
Mortgage-backed
Residential mortgage-backed
Agency securities	573,873	567,560	6.0%	3.0%	—	567,560	—	—	—	—
Non-agency securities - Alt A	201,756	211,987	2.3%	4.4%	8,141	11,169	4,209	10,377	158,599	19,492
Non-agency securities - Prime	60,189	63,281	0.7%	4.0%	3,755	4,463	2,791	3,371	47,639	1,262
Total residential mortgage-backed	835,818	842,828	9.0%	3.4%	11,896	583,192	7,000	13,748	206,238	20,754
Commercial mortgage-backed	382,668	384,610	4.1%	2.8%	335,658	48,459	278	215	—	—
Total mortgage-backed	1,218,486	1,227,438	13.1%	3.2%	347,554	631,651	7,278	13,963	206,238	20,754
Asset-backed
Collateralized loan obligations	151,790	152,320	1.6%	2.6%	132,052	19,271	997	—	—	—
Credit cards	18,545	18,575	0.2%	1.8%	18,575	—	—	—	—	—
Auto loans	13,132	13,098	0.1%	1.9%	13,098	—	—	—	—	—
Student loans	1,067	1,073	—%	2.3%	1,073	—	—	—	—	—
Other	6,479	6,497	0.1%	2.8%	2,681	—	1,697	2,119	—	—
Total asset-backed	191,013	191,563	2.0%	2.5%	167,479	19,271	2,694	2,119	—	—
Total securitized assets	1,409,499	1,419,001	15.1%	3.1%	515,033	650,922	9,972	16,082	206,238	20,754
Total fixed maturity investments	7,257,020	7,282,264	77.3%	2.5%	849,306	4,056,958	743,633	578,823	999,501	54,043
		100.0%			11.7%	55.7%	10.2%	7.9%	13.7%	0.8%
Equity investments trading		393,405	4.2%		—	—	—	—	—	393,405
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		348,353	3.7%		—	—	—	—	348,353	—
Private equity partnerships		194,331	2.1%		—	—	—	—	—	194,331
Senior secured bank loan fund		17,321	0.2%		—	—	—	—	—	17,321
Hedge funds		1,207	—%		—	—	—	—	—	1,207
Total other investments		561,212	6.0%		—	—	—	—	348,353	212,859
		100.0%			—%	—%	—%	—%	62.1%	37.9%
Investments in other ventures		101,077	1.1%		—	—	—	—	—	101,077
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,408,908	100.0%		$1,885,345	$4,085,622	$745,997	$580,274	$1,349,288	$762,382
		100.0%			20.0%	43.4%	7.9%	6.2%	14.4%	8.1%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

12

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2017
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$45,731	$—	$45,731
Morgan Stanley	43,979	—	43,979
JP Morgan Chase & Co.	43,034	—	43,034
Wells Fargo & Co.	31,963	—	31,963
Bank of America Corp.	31,704	—	31,704
Citigroup Inc.	26,077	—	26,077
HSBC Holdings PLC	25,572	—	25,572
Credit Suisse Group AG	20,709	—	20,709
PNC Financial Services Group Inc.	18,851	—	18,851
National Australian Bank Ltd.	18,738	—	18,738
Total (1)	$306,358	$—	$306,358

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

13

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2017
Property	$221,898	$167,510	$216,163	$605,571
Casualty and Specialty	635,834	111,021	1,619,915	2,366,770
Other	2,532	—	14,933	17,465
Total	$860,264	$278,531	$1,851,011	$2,989,806

March 31, 2017
Property	$212,770	$171,257	$231,586	$615,613
Casualty and Specialty	587,083	139,183	1,574,435	2,300,701
Other	2,255	—	16,119	18,374
Total	$802,108	$310,440	$1,822,140	$2,934,688

December 31, 2016
Property	$214,954	$186,308	$226,512	$627,774
Casualty and Specialty	591,705	105,419	1,498,002	2,195,126
Other	6,935	—	18,459	25,394
Total	$813,594	$291,727	$1,742,973	$2,848,294

September 30, 2016
Property	$245,328	$184,758	$239,235	$669,321
Casualty and Specialty	584,189	100,589	1,481,092	2,165,870
Other	2,883	—	23,025	25,908
Total	$832,400	$285,347	$1,743,352	$2,861,099

June 30, 2016
Property	$264,872	$190,905	$241,442	$697,219
Casualty and Specialty	570,159	142,280	1,403,585	2,116,024
Other	6,332	—	24,668	31,000
Total	$841,363	$333,185	$1,669,695	$2,844,243

14

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2017			Three months ended June 30, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,934,688	$325,819	$2,608,869	$2,811,523	$167,228	$2,644,295
Incurred claims and claim expenses
Current year	245,823	58,132	187,691	251,390	54,385	197,005
Prior years	(55,920)	(10,816)	(45,104)	(26,538)	2,717	(29,255)
Total incurred claims and claim expenses	189,903	47,316	142,587	224,852	57,102	167,750
Paid claims and claim expenses
Current year	12,864	708	12,156	10,220	640	9,580
Prior years	139,407	1,861	137,546	175,019	1,714	173,305
Total paid claims and claim expenses	152,271	2,569	149,702	185,239	2,354	182,885
Foreign exchange	17,486	20	17,466	(6,893)	30	(6,923)
Reserve for claims and claim expenses, end of period	$2,989,806	$370,586	$2,619,220	$2,844,243	$222,006	$2,622,237

	Six months ended June 30, 2017			Six months ended June 30, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519
Incurred claims and claim expenses
Current year	465,683	113,917	351,766	405,728	80,514	325,214
Prior years	(23,976)	(7,878)	(16,098)	(18,878)	11,981	(30,859)
Total incurred claims and claim expenses	441,707	106,039	335,668	386,850	92,495	294,355
Paid claims and claim expenses
Current year	21,988	2,103	19,885	11,740	670	11,070
Prior years	298,040	12,994	285,046	302,255	4,539	297,716
Total paid claims and claim expenses	320,028	15,097	304,931	313,995	5,209	308,786
Foreign exchange	19,833	80	19,753	4,343	194	4,149
Reserve for claims and claim expenses, end of period	$2,989,806	$370,586	$2,619,220	$2,844,243	$222,006	$2,622,237

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Numerator:
Net income available to RenaissanceRe common shareholders	$171,142	$92,352	$69,436	$146,825	$136,325
Amount allocated to participating common shareholders (1)	(1,585)	(907)	(789)	(1,770)	(1,561)
	$169,557	$91,445	$68,647	$145,055	$134,764
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,937	40,408	40,474	40,513	41,693
Per common share equivalents of employee stock options and restricted shares	87	215	233	220	192
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,024	40,623	40,707	40,733	41,885

Basic income per RenaissanceRe common share	$4.25	$2.26	$1.70	$3.58	$3.23
Diluted income per RenaissanceRe common share	$4.24	$2.25	$1.69	$3.56	$3.22

	Six months ended
(common shares in thousands)	June 30, 2017	June 30, 2016
Numerator:
Net income available to RenaissanceRe common shareholders	$263,494	$264,320
Amount allocated to participating common shareholders (1)	(2,526)	(3,166)
	$260,968	$261,154
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	40,172	42,135
Per common share equivalents of employee stock options and restricted shares	152	263
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,324	42,398

Basic income per RenaissanceRe common share	$6.50	$6.20
Diluted income per RenaissanceRe common share	$6.47	$6.16

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Tower Hill Companies	$3,206	$(4,058)	$2,860	$3,422	$3,846
Top Layer Re	2,658	2,484	1,707	(14,951)	2,265
Other	(321)	67	393	(101)	(89)
Total equity in earnings (losses) of other ventures	$5,543	$(1,507)	$4,960	$(11,630)	$6,022

	Six months ended
	June 30, 2017	June 30, 2016
Top Layer Re	$5,142	$4,668
Tower Hill Companies	(852)	4,097
Other	(254)	(1,132)
Total equity in earnings of other ventures	$4,036	$7,633

Other Income

	Three months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$3,134	$1,498	$4,720	$2,195	$3,492
Other items	(742)	167	457	73	(838)
Total other income	$2,392	$1,665	$5,177	$2,268	$2,654

	Six months ended
	June 30, 2017	June 30, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$4,632	$7,331
Other items	(575)	(598)
Total other income	$4,057	$6,733

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	AA-	—	—
RenaissanceRe Specialty U.S. (1)	A	AA-	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

18

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Property Segment
Catastrophe	$411,500	$414,424	$7,705	$71,606	$432,033	$825,924	$805,050
Other property	87,847	106,105	44,742	48,298	61,920	193,952	133,862
Property segment gross premiums written	$499,347	$520,529	$52,447	$119,904	$493,953	$1,019,876	$938,912

Casualty and Specialty Segment
General casualty (1)	$107,994	$122,293	$79,669	$82,234	$53,099	$230,287	$166,036
Professional liability (2)	101,447	132,306	83,804	90,984	97,000	233,753	202,792
Financial lines (3)	69,314	85,143	85,208	110,771	74,255	154,457	217,089
Other (4)	49,313	61,819	21,963	26,331	40,821	111,132	96,432
Casualty and Specialty segment gross premiums written	$328,068	$401,561	$270,644	$310,320	$265,175	$729,629	$682,349

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.

(2)	Includes directors and officers, medical malpractice, and professional indemnity.

(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.

(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism.  Lines of business such as regional multi line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

19

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended June 30, 2017			Three months ended June 30, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$411,500	$87,847	$499,347	$432,033	$61,920	$493,953
Net premiums written	$256,595	$79,869	$336,464	$290,195	$60,398	$350,593
Net premiums earned	$136,633	$55,565	$192,198	$151,201	$39,859	$191,060
Net claims and claim expenses incurred	227	32,790	33,017	59,505	20,770	80,275
Acquisition expenses	11,188	17,312	28,500	18,817	10,572	29,389
Operational expenses	19,961	4,092	24,053	21,080	5,446	26,526
Underwriting income	$105,257	$1,371	$106,628	$51,799	$3,071	$54,870

Net claims and claim expenses incurred - current accident year	$25,828	$31,061	$56,889	$73,311	$20,025	$93,336
Net claims and claim expenses incurred - prior accident years	(25,601)	1,729	(23,872)	(13,806)	745	(13,061)
Net claims and claim expenses incurred - total	$227	$32,790	$33,017	$59,505	$20,770	$80,275

Net claims and claim expense ratio - current accident year	18.9%	55.9%	29.6%	48.5%	50.2%	48.9%
Net claims and claim expense ratio - prior accident years	(18.7)%	3.1%	(12.4)%	(9.1)%	1.9%	(6.9)%
Net claims and claim expense ratio - calendar year	0.2%	59.0%	17.2%	39.4%	52.1%	42.0%
Underwriting expense ratio	22.8%	38.5%	27.3%	26.3%	40.2%	29.3%
Combined ratio	23.0%	97.5%	44.5%	65.7%	92.3%	71.3%

	Six months ended June 30, 2017			Six months ended June 30, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$825,924	$193,952	$1,019,876	$805,050	$133,862	$938,912
Net premiums written	$477,493	$148,842	$626,335	$474,462	$108,990	$583,452
Net premiums earned	$269,812	$109,374	$379,186	$294,312	$71,980	$366,292
Net claims and claim expenses incurred	7,150	64,705	71,855	64,227	37,852	102,079
Acquisition expenses	21,002	36,601	57,603	29,646	19,867	49,513
Operational expenses	42,437	9,281	51,718	44,130	11,053	55,183
Underwriting income	$199,223	$(1,213)	$198,010	$156,309	$3,208	$159,517

Net claims and claim expenses incurred - current accident year	$41,002	$55,653	$96,655	$84,663	$36,405	$121,068
Net claims and claim expenses incurred - prior accident years	(33,852)	9,052	(24,800)	(20,436)	1,447	(18,989)
Net claims and claim expenses incurred - total	$7,150	$64,705	$71,855	$64,227	$37,852	$102,079

Net claims and claim expense ratio - current accident year	15.2%	50.9%	25.5%	28.8%	50.6%	33.1%
Net claims and claim expense ratio - prior accident years	(12.6)%	8.3%	(6.6)%	(7.0)%	2.0%	(5.2)%
Net claims and claim expense ratio - calendar year	2.6%	59.2%	18.9%	21.8%	52.6%	27.9%
Underwriting expense ratio	23.6%	41.9%	28.9%	25.1%	42.9%	28.6%
Combined ratio	26.2%	101.1%	47.8%	46.9%	95.5%	56.5%

20

RenaissanceRe Holdings Ltd.
Lloyd's Platform Supplemental Underwriting Results

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Gross premiums written	$177,230	$176,788	$96,861	$91,954	$160,941	$354,018	$293,662
Net premiums written	$144,278	$74,709	$70,705	$69,365	$131,851	$218,987	$194,650
Net premiums earned	$87,491	$78,816	$78,324	$74,693	$72,618	$166,307	$133,921
Net claims and claim expenses incurred	51,738	59,923	49,634	29,337	43,832	111,661	70,848
Acquisition expenses	24,120	22,921	19,402	20,958	18,651	47,041	32,938
Operational expenses	10,424	11,711	11,231	8,760	12,408	22,135	26,542
Underwriting income (loss)	$1,209	$(15,739)	$(1,943)	$15,638	$(2,273)	$(14,530)	$3,593

Net claims and claim expenses incurred - current accident year	$36,731	$35,679	$49,408	$38,068	$41,567	$72,410	$67,515
Net claims and claim expenses incurred - prior accident years	15,007	24,244	226	(8,731)	2,265	39,251	3,333
Net claims and claim expenses incurred - total	$51,738	$59,923	$49,634	$29,337	$43,832	$111,661	$70,848

Net claims and claim expense ratio - current accident year	42.0%	45.3%	63.1%	51.0%	57.2%	43.5%	50.4%
Net claims and claim expense ratio - prior accident years	17.1%	30.7%	0.3%	(11.7)%	3.2%	23.6%	2.5%
Net claims and claim expense ratio - calendar year	59.1%	76.0%	63.4%	39.3%	60.4%	67.1%	52.9%
Underwriting expense ratio	39.5%	44.0%	39.1%	39.8%	42.7%	41.6%	44.4%
Combined ratio	98.6%	120.0%	102.5%	79.1%	103.1%	108.7%	97.3%

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Net income available to RenaissanceRe common shareholders	$171,142	$92,352	$69,436	$146,825	$136,325	$263,494	$264,320
Adjustment for net realized and unrealized (gains) losses on investments	(58,113)	(43,373)	49,967	(59,870)	(69,772)	(101,486)	(131,425)
Operating income available to RenaissanceRe common shareholders	$113,029	$48,979	$119,403	$86,955	$66,553	$162,008	$132,895

Net income available to RenaissanceRe common shareholders per common share - diluted	$4.24	$2.25	$1.69	$3.56	$3.22	$6.47	$6.16
Adjustment for net realized and unrealized (gains) losses on investments	(1.45)	(1.07)	1.23	(1.47)	(1.67)	(2.52)	(3.10)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.79	$1.18	$2.92	$2.09	$1.55	$3.95	$3.06

Return on average common equity - annualized	15.2%	8.3%	6.3%	13.5%	12.6%	11.7%	12.2%
Adjustment for net realized and unrealized (gains) losses on investments	(5.2)%	(3.9)%	4.5%	(5.5)%	(6.5)%	(4.5)%	(6.1)%
Operating return on average common equity - annualized	10.0%	4.4%	10.8%	8.0%	6.1%	7.2%	6.1%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Book value per common share	$113.08	$109.37	$108.45	$107.10	$103.70
Adjustment for goodwill and other intangibles (1)	(6.56)	(6.55)	(6.58)	(6.69)	(6.73)
Tangible book value per common share	106.52	102.82	101.87	100.41	96.97
Adjustment for accumulated dividends	17.36	17.04	16.72	16.41	16.10
Tangible book value per common share plus accumulated dividends	$123.88	$119.86	$118.59	$116.82	$113.07

Quarterly change in book value per common share	3.4%	0.8%	1.3%	3.3%	2.5%
Quarterly change in tangible book value per common share plus change in accumulated dividends	3.9%	1.2%	1.8%	3.9%	2.8%
Year to date change in book value per common share	4.3%	0.8%	9.4%	8.0%	4.6%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.2%	1.2%	11.4%	9.5%	5.5%

(1)
At June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, goodwill and other intangibles included $18.1 million, $18.9 million, $19.7 million, $20.6 million and $21.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Property Segment
Catastrophe	$411,500	$414,424	$7,705	$71,606	$432,033	$825,924	$805,050
Other property	87,847	106,105	44,742	48,298	61,920	193,952	133,862
Property segment gross premiums written	$499,347	$520,529	$52,447	$119,904	$493,953	$1,019,876	$938,912

Managed Catastrophe Premiums
Property segment gross premiums written	$499,347	$520,529	$52,447	$119,904	$493,953	$1,019,876	$938,912
Other property gross premiums written	(87,847)	(106,105)	(44,742)	(48,298)	(61,920)	(193,952)	(133,862)
Catastrophe gross premiums written	$411,500	$414,424	$7,705	$71,606	$432,033	$825,924	$805,050
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	26,337	12,385	1,389	1,493	25,689	38,722	36,785
Catastrophe premiums written by the Company and ceded to Top Layer Re	—	—	—	—	(896)	—	(9,263)
Managed catastrophe premiums	$437,837	$426,809	$9,094	$73,099	$456,826	$864,646	$832,572

24